SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Fund: Penn Series Small Cap Value Fund
Security: Catalent, Inc.
Date of Purchase: 7/30/2014
Amount of Purchase: $1,216,040
Purchase price: $20.50
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Emerging Markets Equity Fund
Security: Alibaba Group Holding Ltd
Date of Purchase: 9/18/2014
Amount of Purchase: $662,336
Purchase price: $68.00
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series Emerging Markets Equity Fund
Security: Grupo Aval Acciones
Date of Purchase: 9/18/2014
Amount of Purchase: $905,472
Purchase price: $13.50
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series Large Core Growth Fund
Security: Alibaba Group Holding Ltd
Date of Purchase: 9/18/2014
Amount of Purchase: $64,600,000
Purchase price: $68.00
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series Small Cap Value Fund
Security: Terreno Realty Corporation
Date of Purchase: 12/9/2014
Amount of Purchase: $418,617
Purchase price: $19.60
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Freshpet, Inc.
Date of Purchase: 11/7/2014
Amount of Purchase: $102,615
Purchase price: $15.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Emerging Markets Equity Fund
Security: CGN Power Co., Ltd.
Date of Purchase: 12/3/2014
Amount of Purchase: $108,650
Purchase price: 2.78 HKD
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series Flexibly Managed Fund
Security: State Street Corporation
Date of Purchase: 11/18/2014
Amount of Purchase: $21,550
Purchase price: $25.00
Affiliated Underwriter: T. Rowe Price & Associates

Fund: Penn Series Large Core Growth Fund
Security: Perrigo Company
Date of Purchase: 11/21/2014
Amount of Purchase: $1,444,000
Purchase price: $152.00
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series SMID Cap Growth Fund
Security: Zayo Group Holdings
Date of Purchase: 10/17/2014
Amount of Purchase: $105,792
Purchase price: $19.00
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series SMID Cap Growth Fund
Security: Lending Club Corp.
Date of Purchase: 12/11/2014
Amount of Purchase: $1,455
Purchase price: $15.00
Affiliated Underwriter: Wells Capital Management